                                                                Exhibit 10.15(a)


                                               January 11, 2000



Mr. Edward A. Brennan
400 North Michigan Avenue
Suite 400
Chicago IL   60611

Dear Ed:

         For calendar year 2000, you've elected to defer the retainers and fees that would otherwise be paid for your service on the Board of Directors (and related Committees) of AMR Corporation.

         In accordance with our discussion of this date, you have elected to continue the deferral arrangement currently in effect (see the attached agreement).

         Please sign this letter below evidencing your intent to continue the current deferral arrangement and return one original (two originals are enclosed) to me.

         Thank you for your cooperation and if there are questions please let me know.

                                               Very truly yours,



                                               Charles D. MarLett
                                               Corporate Secretary


DEFERRAL OF 2000 FEES AND RETAINERS TO BE IN ACCORDANCE WITH JUNE 2, 1998
LETTER:



AGREED:
       ------------------------------
       EDWARD A. BRENNAN


Attachment